OMNIBUS AMENDMENT NO. 1
 TO CONVERTIBLE PROMISSORY NOTES

THIS OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES (this “Amendment”), dated as of September 30, 2011, by and among WAFERGEN BIO-SYSTEMS, INC., a Nevada corporation (the “Borrower”), and the other signatories hereto (such other signatories collectively, the “Holder Signatories,” and each, a “Holder Signatory”).

W I T N E S S E T H:

WHEREAS, reference is made to (i) that certain Purchase Agreement, dated as of May 25, 2011 (the “Purchase Agreement”) by and among the Borrower and the investors named in the Schedule I attached thereto (including, among others, the Holder Signatories) and (ii) each of those certain Convertible Promissory Notes Due November 27, 2014 (collectively, the “Notes,” and each, a “Note”), issued pursuant to the Purchase Agreement on May 27, 2011 by the Borrower to the holders (collectively, the “Holders,” and each, a “Holder”) listed on Exhibit A hereto in the original principal amounts set forth on such Exhibit A (which such Exhibit A is incorporated herein by reference and made a part hereof);

WHEREAS, the parties have determined that the deletion of the provisions in Section 7(c)(vii) of the Notes may facilitate a future potential listing of the Borrower on a securities exchange; and

WHEREAS, the parties hereto wish to amend each of the Notes to delete such Section 7(c)(vii) of each of the Notes;

WHEREAS, pursuant to Section 5 of each of the Notes such amendment may be effected by the Borrower and the Required Holders (as defined in such Section 5) and any such amendment so effected shall be binding upon the Borrower and the Holder of each Note;

WHEREAS, the Holder Signatories constitute the Required Holders for purposes of such amendment;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound and to legally bind the Holder of each Note, hereby agree as follows:

SECTION 1.                      Amendment of the Notes.  Each of the Notes is hereby amended to delete in its entirety Section 7(c)(vii) thereof and to renumber the immediately following sections (viii) and (ix) as (vii) and (viii) respectively.

SECTION 2.                      Notice of Amendment.  The Borrower shall give each Holder notice of this Amendment along with a copy hereof in accordance with the notice provisions of Section 16 of the Notes.  For the avoidance of doubt, the parties hereto agree that the effectiveness of this Amendment is not conditioned upon the giving of such notice.

SECTION 3.                      Effect of Amendment.  Except as expressly modified in this Amendment, all of the terms, provisions and conditions of each of the Notes shall remain unchanged and in full force and effect and each of the Notes is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, claim (whether currently known or unknown) or remedy of any Holder under any Note or under any of the other Transaction Agreements (as defined in the Purchase Agreement), nor constitute a waiver of any provision of any Note or any other Transaction Agreement.  This Amendment shall not constitute a course of dealing with any Holder Signatory or any other Holder at variance with any Note or any other Transaction Agreement except as expressly set forth herein.  The Borrower acknowledges and expressly agrees that each Holder (i) reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Note issued to such Holder and each other Transaction Agreement and (ii) reserves the right to assert any claim (whether currently known or unknown) pursuant to such Note or any other Transaction Agreement.

SECTION 4.                      Headings.  The headings in this Amendment are solely for convenience and will not be given any effect in the construction or interpretation of this Agreement.

SECTION 5.                      Counterparts.  This Amendment may be executed in one or more counterparts, which may be delivered by facsimile transmission, each of which will be deemed an original and all of which will constitute one and the same Amendment.

SECTION 6.                      Successors.  This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Holders and their respective successors and permitted assigns, if any.

SECTION 7.                      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITH SUCH STATE, EXCEPT TO THE EXTENT THE GENERAL CORPORATIONS LAW OF THE STATE OF NEVADA SHALL APPLY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

WAFERGEN BIO-SYSTEMS, INC.

By:	/s/ Alnoor Shivji
	Name:	Alnoor Shivji
	Title:	Chief Executive Officer

[FIRST SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1 TO CONVERTIBLE PROMISSORY NOTES]

HOLDER SIGNATORIES:

BIOMEDICAL VALUE FUND, L.P. By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

BIOMEDICAL INSTITUTIONAL VALUE FUND, L.P. By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

BIOMEDICAL OFFSHORE VALUE FUND, LTD. By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

WS INVESTMENTS III, LLC By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

DAVID J. MORRISON By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

[SECOND SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1 TO CONVERTIBLE PROMISSORY NOTES]

CLASS D SERIES OF GEF-PS, L.P. By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

LYRICAL MULTI-MANAGER FUND, L.P. By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

[THIRD SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1 TO CONVERTIBLE PROMISSORY NOTES]

DEERFIELD SPECIAL SITUATION FUND, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ James E. Flynn
			Name:	James E. Flynn
			Title:	President

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LIMITED

By:	/s/ James E. Flynn
	Name:	James E. Flynn
	Title:	Director

DEERFIELD PRIVATE DESIGN FUND II, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ James E. Flynn
			Name:	James E. Flynn
			Title:	President

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ James E. Flynn
			Name:	James E. Flynn
			Title:	President

[FOURTH SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1 TO CONVERTIBLE PROMISSORY NOTES]

THE SHIVJI FAMILY TRUST DATED JUNE 12, 2000

By:	/s/ Alnoor Shivji
	Name:	Alnoor Shivji
	Title:	Trustee

[FIFTH SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1 TO CONVERTIBLE PROMISSORY NOTES]